Unrelated Party Financing	12 Months Ended
Dec. 31, 2018
Unrelated Party Financing

5. Unrelated Party Financing

The amounts of unrelated party financing shown in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2018	Current	Non-current	December 31, 2017	Current	Non-current

Addiewell LTD - Term Loan	$-	$-	$-	$8,500	$8,500	$-
Discount Premium payable to the lenders	-	-	-	3,718	3,718	-
less unamortized deferred financing costs	-	-	-	(99)	(99)	-
Unrelated party financing, net of unamortized deferred financing costs	$-	$-	$-	$12,119	$12,119	$-

Addiewell Ltd (“Addiewell”) – Loan Facility: On June 30, 2017, the Company partially funded the refinancing of its then existing loan with RBS, with proceeds under a new secured loan facility with Addiewell Ltd., an unaffiliated third party, for the amount of $35,000.  The loan, which would mature on December 31, 2018, also provided for an additional $10,000 interest-bearing “discount premium”, which was also payable at maturity and was recognized in Interest and finance costs in the accompanying consolidated statements of operations throughout the life of the loan, and in Unrelated party financing, net of unamortized deferred financing costs in the accompanying consolidated balance sheets. Moreover, the loan, which ranked senior to the loan agreement with DSI (Note 3), was secured by first priority mortgages over all the Company's containerships, bore interest at the rate of 6% per annum for the first twelve months, scaled to 9% per annum for the next three months and further scaled to 12% per annum for the remaining three months until maturity. Finally, the loan facility included financial and other covenants which stipulated the repayment of the facility with proceeds from the sale of assets of the Company, proceeds from the issuance of new equity and proceeds from the exercise of existing warrants to purchase the Company's Series B Convertible Preferred Shares (Note 7), and prohibited the payment of dividends. During 2017, the Company repaid $26,500 of its outstanding loan balance, according to the respective terms of the loan agreement. During 2018, the Company has repaid in full the outstanding loan balance and the entire discount premium by making use of warrant proceeds (Note 7) and vessels’ sales proceeds (Note 4), and accordingly, the loan agreement was terminated.

The weighted average interest rate of the Addiewell loan during 2018 and 2017 was 6.00% and 6.00%, respectively. For 2018, 2017 and 2016, interest expense incurred in connection with the Addiewell and the RBS loans, amounted to $247, $3,773 and $4,902, respectively, while the discount premium amortization amounted to $6,282, $3,718 and $0, respectively. Interest expense and discount premium amortization are included in Interest and finance costs in the accompanying consolidated statements of operations. Accrued interest as of December 31, 2018 and 2017, amounted to $0 and $9, respectively, and is included in Accrued liabilities in the accompanying consolidated balance sheets.